UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





      DATE OF REPORT (Date of earliest event reported):  January 9, 1998

                     FIRST NBC CREDIT CARD MASTER TRUST
                        (Issuer of the Certificates)

                       FIRST NATIONAL BANK OF COMMERCE
            (Exact name of registrant as specified in its charter)


           UNITED STATES           333-24023             72-0269760
         (State or other         (Commission File       (IRS Employer
         jurisdiction of             Number)            Identification
          incorporation)                                    Number)



                 210 BARONNE ST., NEW ORLEANS, LOUISIANA  70112
              (Address of principal executive offices - Zip Code)



      Registrant's telephone number, including area code:  (504) 623-1371


                                       N/A
        (Former name or former address, if changed since last report)




 Item 7.      Financial Statements and Exhibits.
              ----------------------------------
         (c) Exhibits

  Exhibit
    No.                         Document Description
 ---------      ------------------------------------------------------
   20.1            Monthly  Servicer's Certificate,  Series  1997-1

   20.2            Monthly  Holders' Statement,  Series  1997-1





                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                FIRST NATIONAL BANK OF COMMERCE
                -------------------------------
                     (Registrant)

                   By:   /s/ Thomas L. Callicutt, Jr.
                      --------------------------------------
                        Thomas L. Callicutt, Jr.
                        First Commerce Corporation
                        Executive Vice President, Controller and
                        Principal Accounting Officer


Dated: January 15, 1998


                             INDEX TO EXHIBITS

    Exhibit                                                          Sequential
      No.                       Document Description                  Page No.
  -----------    ------------------------------------------------   -----------

     20.1        Monthly  Servicer's Certificate, Series  1997-1          5

     20.2        Monthly  Holders' Statement,  Series  1997-1            10